SOUND MIND INVESTING FUND

Supplement to the Prospectus dated February 28, 2012

Supplement dated September 27, 2012

The Fund’s current prospectus incorrectly discloses the Fund’s 1 Year Return After Taxes on Distributions and Sale of Fund Shares. Accordingly, the performance table found in the Fund’s current prospectus is hereby replaced with the table below.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (December 2, 2005)
The Fund
Return Before Taxes	-7.24%	0.70%	2.80%
Return After Taxes on Distributions	-7.24%	0.22%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	-4.70%	0.43%	2.23%

Indices (reflects no deductions for fees, expenses and taxes)
S&P 500 Index	2.09%	-0.25%	2.03%
Wilshire 5000 Index	0.97%	0.12%	2.34%

The Fund’s year-to-date return as of June 30, 2012 was 3.76%.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 764-3863, a toll-free number, or data current to the most recent month end may be accessed on the Fund’s website at www.smifund.com.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 764-3863 or visiting www.smifund.com.